UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report May 27, 1997

               GRIFFIN REAL ESTATE FUND-II, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-11200

                   IRS Employer Identification No. 41-1398390

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828





Item 2.  Acquisition or disposition of assets.


                    DISPOSITION OF CANDLERIDGE APARTMENTS AT
               4435 NORTHWEST 86TH STREET, URBANDALE, IOWA AND THE
            DISPOSITION OF THE VILLAS OF PATRICIA PARK APARTMENTS AT
                       3650 PATRICIA PARK, URBANDALE, IOWA


On May 27, 1997, Candleridge Apartments located at 4435 Northwest 86th Street, Urbandale, Iowa was sold to SE-C, L.L.P., an Iowa Limited Liability Company. Also on May 27, 1997, Villas of Patricia Park Apartments located at 3650 Patricia Park, Urbandale, Iowa was sold to SE-V, L.L.P., an Iowa Limited Liability Company.

Description of Property
Candleridge Apartments is a 138 unit apartment complex located at 4435 Northwest 86th Street, Urbandale, Iowa. The property was originally acquired by Griffin Real Estate Fund-II on December 30, 1981 for $3,862,109. A down payment of $785,275 was made with the balance of $3,076,834 financed with a contract for deed. On August 7, 1992 the property debt was refinanced with a new $3,000,000 first mortgage and the Contract for Deed was extinguished.

Villas of Patricia Park Apartments is a 120 unit apartment complex located at 3650 Patricia Park, Urbandale, Iowa. The property was originally acquired by Griffin Real Estate Fund-II on December 30, 1981 for $3,168,856. A down payment of $994,725 was made with the balance of $2,174,131 financed with a contract for deed. On August 7, 1992 the property debt was refinanced with a new $2,600,000 first mortgage and the Contract for Deed was extinguished.

Sale of Property
The Candleridge Apartments sales price of $4,700,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-II, to any affiliates of Griffin Real Estate Fund-II, to its General Partner, or to any associates of its General Partner. With the sale of the property, the associated mortgage principal balance of $2,799,008 and accrued interest of $16,930 were extinguished.

The Villas of Patricia Park Apartments sales price of $3,700,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-II, to any affiliates of Griffin Real Estate Fund-II, to its General Partner, or to any associates of its General Partner. With the sale of the property, the associated mortgage principal balance of $2,424,539 and accrued interest of $14,665 were extinguished.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.



                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1996

                                                                                 * After
                                                                                Disposition
ASSETS:                                       Actual          Adjustment         Proforma
                                           ------------      ------------      ------------
Cash and cash equivalents                  $  1,001,510      $  2,666,167      $  3,667,677
Real estate tax escrow deposits                 338,312           (79,934)          258,378
Receivables and other assets                     31,440            (4,292)           27,148
                                           ------------      ------------      ------------
  Total                                       1,371,262         2,581,941         3,953,203
                                           ------------      ------------      ------------

PROPERTY AND EQUIPMENT:
Land                                          2,160,676          (631,302)        1,529,374
Buildings and improvements                   22,530,068        (6,429,786)       16,100,282
Furniture and equipment                       2,076,669          (778,531)        1,298,138
                                           ------------      ------------      ------------
  Total                                      26,767,413        (7,839,619)       18,927,794
Less accumulated depreciation                13,959,999        (4,580,580)        9,379,419
                                           ------------      ------------      ------------
Property and equipment - net                 12,807,414        (3,259,039)        9,548,375
                                           ------------      ------------      ------------

Deferred expenses (less accumulated
  amortization -$241,738)                       129,461           (98,856)           30,605
                                           ------------      ------------      ------------
  TOTAL ASSETS                             $ 14,308,137      $   (775,954)     $ 13,532,183
                                           ============      ============      ============


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
Accounts payable:
  Affiliate                                $      2,275      $       --        $      2,275
  Other                                         783,446          (343,977)          439,469
Security deposits                               141,163           (46,620)           94,543
Accrued interest                                 99,256           (36,735)           62,521
Mortgage notes payable                       14,510,958        (5,263,598)        9,247,360
                                           ------------      ------------      ------------
  Total liabilities                          15,537,098        (5,690,930)        9,846,168
                                           ------------      ------------      ------------

PARTNERS' EQUITY:
General Partners                               (536,068)          245,749          (290,319)
Limited Partners                               (692,893)        4,669,227         3,976,334
                                           ------------      ------------      ------------
  Total Partners' Equity                     (1,228,961)        4,914,976         3,686,015
                                           ------------      ------------      ------------

TOTAL LIABILITIES AND PARTNERS' EQUITY     $ 14,308,137      $   (775,954)     $ 13,532,183
                                           ============      ============      ============

* The after disposition proforma represents the historcial operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                          *After Disposition
REVENUES:                                     Actual        Adjustments        Proforma
                                           -----------      -----------       -----------
Rent (less apartment vacancies: 1996,
   $249,891)                               $ 5,263,634      $(1,627,551)      $ 3,636,083
Interest                                        39,501             (720)           38,781
Other                                          286,231          (77,407)          208,824
                                           -----------      -----------       -----------
   Total revenues                            5,589,366       (1,705,678)        3,883,688
                                           -----------      -----------       -----------

EXPENSES:
Interest                                     1,187,555         (444,480)          743,075
Depreciation and amortization                  980,071         (278,784)          701,287
Real Estate Taxes                              611,626         (274,065)          337,561
Repairs and maintenance                        678,240         (189,683)          488,557
Utilities                                      452,082         (131,775)          320,307
Salaries and employee benefits                 515,722         (134,141)          381,581
Management fees to related parties             302,319          (85,225)          217,094
Administrative                                 175,891          (36,674)          139,217
Insurance                                      133,277          (30,014)          103,263
Bad Debt                                         3,336              728             4,064
Other                                            9,916           (3,260)            6,656
                                           -----------      -----------       -----------

   Total Expenses                            5,050,035       (1,607,373)        3,442,662
                                           -----------      -----------       -----------

NET INCOME (LOSS)                          $   539,331      $   (98,305)      $   441,026
                                           ===========      ===========       ===========


NET INCOME (LOSS) ALLOCATED
TO GENERAL PARTNER                         $    26,967      $    (4,916)      $    22,051
                                           ===========      ===========       ===========

NET INCOME (LOSS) ALLOCATED
TO LIMITED PARTNERS                        $   512,364          (93,389)      $   418,975
                                           ===========      ===========       ===========

PER UNIT:

NET INCOME (LOSS)                          $    234.49      $    (42.74)      $    191.75
                                           ===========      ===========       ===========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                 MARCH 31, 1997
                                   (unaudited)

                                                                          *After Disposition
ASSETS:                                   Actual          Adjustments          Proforma
                                       ------------       ------------       ------------
Cash and cash equivalents              $  1,005,397       $  2,750,810       $  3,756,207
Receivables and other assets                513,162           (178,687)           334,475
                                       ------------       ------------       ------------
    Total                                 1,518,559          2,572,123          4,090,682
                                       ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
   Land                                   2,160,676           (631,302)         1,529,374
   Buildings and Improvements            22,530,068         (6,429,785)        16,100,283
   Furniture and Equipment                2,076,669           (778,530)         1,298,139
                                       ------------       ------------       ------------
Total                                    26,767,413         (7,839,617)        18,927,796
  Less accumulated depreciation          14,186,335         (4,387,919)         9,798,416
                                       ------------       ------------       ------------
  Property and Equipment- net            12,581,078         (3,451,698)         9,129,380
                                       ------------       ------------       ------------

TOTAL ASSETS                           $ 14,099,637       $   (879,575)      $ 13,220,062
                                       ============       ============       ============

LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:

   Accounts payable and accrued
        liabilities                    $    804,056       $   (318,490)      $    485,566
   Security Deposit                         139,172            (47,220)            91,952
   Mortgage notes payable                14,434,418         (5,239,735)         9,194,683
                                       ------------       ------------       ------------
        Total liabilities                15,377,646         (5,605,445)         9,772,201
                                       ------------       ------------       ------------

PARTNERS' EQUITY:
   General Partners                        (538,509)           236,294           (302,215)
   Limited Partners                        (739,500)         4,489,576          3,750,076
                                       ------------       ------------       ------------
        Total Partners' Equity           (1,278,009)         4,725,870          3,447,861
                                       ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                       $ 14,099,637       $   (879,575)      $ 13,220,062
                                       ============       ============       ============

*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (unaudited)

                                                                *After Disposition
REVENUES:                            Actual        Adjustments       Proforma
                                   ----------      ----------       ----------
Rental Income                      $1,298,994      $ (386,972)      $  912,022
Interest Income                        13,633            (225)          13,408
Other Income                           63,489         (17,439)          46,050
                                   ----------      ----------       ----------

    Total Revenues                  1,376,116        (404,636)         971,480
                                   ----------      ----------       ----------

OPERATING EXPENSES:
Operating Expenses                    722,666        (218,525)         504,141
Interest Expense                      290,405        (109,897)         180,508
Depreciation and amortization         239,368         (69,975)         169,393
                                   ----------      ----------       ----------

    Total Operating Expenses        1,252,439        (398,397)         854,042
                                   ----------      ----------       ----------

NET INCOME                            123,677          (6,239)         117,438

NET INCOME ALLOCATED
   TO GENERAL PARTNER                   6,184            (312)           5,872
                                   ----------      ----------       ----------

NET INCOME ALLOCATED
   TO LIMITED PARTNERS             $  117,493      $   (5,927)      $  111,566
                                   ==========      ==========       ==========

NET INCOME PER LIMITED
PARTNERSHIP UNIT
(weighted average basis)           $    53.77      $    (2.71)      $    51.06
                                   ==========      ==========       ==========

*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GRIFFIN REAL ESTATE FUND II,
                                        A LIMITED PARTNERSHIP

                                        BY: INVESTMENT ASSOCIATES
                                          ITS GENERAL PARTNER



Date:  June 11, 1997                    BY:     /s/ Larry D. Fransen
                                             -------------------------------
                                             Larry D. Fransen
                                             General Partner